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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2003



                                 Friedman's Inc.
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             (Exact name of registrant as specified in its charter)




         Delaware                      0-22356                   58-20583
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                             171 Crossroads Parkway
                             Savannah, Georgia 31422
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                    (Address of principal executive offices)


                                 (912) 233-9333
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              (Registrant's telephone number, including area code)






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Item 12.  Results of Operations and Financial Condition.

          On November 17, 2003, Friedman's Inc. issued a press release announcing that the company's historical financial statements for at least the fiscal years 2000, 2001 and 2002 and for the first three quarters of fiscal year 2003 will be restated, and that, as a result, the filing of its Form 10-K for the fiscal year ended September 27, 2003 may be delayed. The text of the press release, which is attached at Exhibit 99.1, is incorporated by reference into this Item.

Exhibits

         99.1   Press Release Dated November 17, 2003.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Friedman's Inc.
                                           (Registrant)



Date:  November 18, 2003                   By:  /s/ Bradley J. Stinn
                                                --------------------------------
                                                Bradley J. Stinn
                                                Chief Executive Officer